UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

(Rule 14a-101)

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF

THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under 240.14a-12
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

LIGAND PHARMACEUTICALS INCORPORATED

Name of Registrant as Specified In Its Charter

Name of Person(s) Filing Proxy Statement, if other than the Registrant

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☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)	Title of each class of securities to which transaction applies:
(2)	Aggregate number of securities to which transaction applies:
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
(4)	Proposed maximum aggregate value of transaction:
(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:
(2)	Form, Schedule or Registration Statement No.:
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(4)	Date Filed:

MMMMMMMMMMMMLIGAND PHARMACEUTICALS INCORPORATED IMPORTANT ANNUAL MEETING INFORMATION MMMMMMMMM Using a black ink pen, mark your votes with an X as shown in X this example. Please do not write outside the designated areas. Annual Meeting Proxy Card q PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q A Proposals — The Board of Directors recommends a vote “FOR ALL” Director nominees and “FOR” Proposals 2 and 3. 1. Election of Directors Nominees: 01Jason M. Aryeh 02Todd C. Davis 03John L. Higgins 04David M. Knott 05John W. Kozarich 06John L. LaMattina 07Sunil Patel 08Stephen L. Sabba [Graphic Appears Here] B Authorized Signatures This section must be completed for your vote to be counted. — Date and Sign Below NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. [Graphic Appears Here] [Graphic Appears Here] 1UPX 2238122 + 01ZSPC Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report are available at http://www.edocumentview.com/LGND. q PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q Proxy — LIGAND PHARMACEUTICALS INCORPORATED THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF LIGAND PHARMACEUTICALS INCORPORATED The undersigned hereby appoints John L. Higgins and Charles S. Berkman, as proxies, jointly and severally, with full power of substitution to vote all shares of stock which the undersigned is entitled to vote at the Annual Meeting of Stockholders of Ligand Pharmaceuticals Incorporated to be held at 8:30 a.m. local time at Ligand Pharmaceuticals Incorporated located at 11119 North Torrey Pines Road, Suite 200, La Jolla, CA 92037 on Friday, April 24, 2015, or at any postponements or adjournments thereof, as specified on the reverse side, and to vote in their discretion on such other business as may properly come before the Meeting and any adjournments thereof. The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2 and 3. (Continued and to be marked, dated and signed, on the other side)